UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2020

fuboTV Inc.

(Exact name of registrant as specified in its charter)

Florida	000-55353	26-4330545
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1330 Avenue of the Americas, New York, NY	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212) 672-0055

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry into a Material Definitive Agreement.

August 20, 2020 Transactions

On August 20, 2020, fuboTV Inc. (the “Company”) entered into four Securities Purchase Agreements (each, an “SPA” and collectively, the “SPAs”) with four different but related purchasers, pursuant to which the Company agreed to issue and sell to the purchasers a total of 1,923,784 shares of common stock, par value $0.0001 per share, of the Company (the “Common Stock”) at a purchase price of $9.25 per share, resulting in total purchase price payable to the Company of $17,795,002.00, and issue to the purchasers four separate warrants to acquire a total of 480,946 shares of Common Stock at an exercise price of $9.25 per share (each, a “Warrant” and collectively, the “Warrants”).

The purchasers, and the number of shares of Common Stock and the number of shares underlying each of their respective warrants, are as follows:

●	HCM Stream, LLC: 1,372,432 shares of Common Stock, for a purchase price of $12,694,996.00, and a warrant to acquire 343,108 shares of Common Stock.

●	Highline Capital Master, L.P.: 302,703 shares of Common Stock, for a purchase price of $2,800,002.75, and a warrant to acquire 75,676 shares of Common Stock.

●	Highline B Master Fund, LLC: 140,541 shares of Common Stock, for a purchase price of $1,300,004.25, and a warrant to acquire 35,135 shares of Common Stock.

●	Highline Capital QP, LP: 108,108 shares of Common Stock, for a purchase price of $999,999.00, and a warrant to acquire 27,027 shares of Common Stock.

Securities Purchase Agreements

The four SPAs are substantially similar, other than for the number of shares of Common Stock, purchase price, amount of the Warrants, etc. for the various purchasers.

Each SPA provides that, upon the closing of the transactions, the Company would issue and sell to the applicable purchaser the shares of Common Stock as set forth above, and issue to the applicable purchaser a warrant to acquire a number of shares of Common Stock as set forth above. The transactions under the SPAs closed on August 20, 2020, and the shares of Common Stock and Warrants as set forth above were sold and issued on that date.

Following the closings, the Company agreed to reimburse each applicable purchaser for their reasonable out of pocket costs and expenses in connection with the transactions set forth in the applicable SPA. Such costs for all four purchasers are capped at a total of $283,812, and such amount is apportioned to each purchaser based on an agreed formula between the parties.

Each SPA contains customary representations and warranties of the Company and the applicable purchaser and other customary covenants and agreements, in addition to those set forth above.

In the SPAs, the Company has agreed that, following the closing date, the Company shall utilize its commercially reasonable efforts to file, by November 1, 2020, a resale registration statement pursuant to the Securities Act of 1933, as amended (the “Securities Act”), with the Securities and Exchange Commission (the “Commission”) for the resale of the shares of Common Stock acquired by the purchasers and the shares of Common Stock that may be acquired by the purchasers pursuant to the warrants, and shall use its commercially reasonable efforts to cause such registration statement to be declared effective by the Commission by the 45th calendar day after the earlier of (i) the filing date and (ii) November 1, 2020.

The Company has agreed under each SPA that, at any time during the period commencing from the 6-month anniversary of the closing date and ending at such time that all of the shares of Common Stock acquired under the SPAs may be sold without the requirement for the Company to be in compliance with Rule 144(c)(1) under the Securities Act and otherwise without restriction or limitation pursuant to Rule 144, if the Company fails to satisfy the current public information requirement under Rule 144(c) or becomes an issuer described in Rule 144(i)(1)(i) in the future, and the Company shall or fail to satisfy any condition set forth in Rule 144(i)(2) (a “Public Information Failure”) then, in addition to such the applicable purchaser’s other available remedies, the Company will pay to the applicable purchaser, an amount in cash equal to 1% of the aggregate purchase price for the shares of Common Stock acquired by such purchaser, on the day of a Public Information Failure and on every 30th day thereafter (pro-rated for periods totaling less than thirty days) thereafter until the earlier of (a) the date such Public Information Failure is cured and (b) such time that such public information is no longer required for the purchasers to transfer the shares of Common Stock pursuant to Rule 144.

The description of the SPAs as set forth above is qualified in its entirety by reference to the form of SPA which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020.

Warrants

On the closing of the transactions pursuant to the SPAs, the Company issued to the purchasers the Warrants to acquire shares of Common Stock as set forth above. The four Warrants are substantially similar, other than for the number of shares of Common Stock exercisable under each Warrant.

The exercise price under each Warrant is $9.25 per share of Common Stock, subject to customary adjustments for stock splits, etc., subject to a customary cashless exercise feature, and each Warrant has an exercise period ending on the earlier of (i) 18 months from the issuance date and (ii) the date of a Change of Control (as defined below) of the Company. “Change of Control” means mean the sale, conveyance or disposal of all or substantially all of the Company’s property or business or the Company’s merger with or into or consolidation with any other corporation (other than a wholly owned subsidiary of the Company) or any other transaction or series of related transactions in which the stockholders of the Company immediately prior to the transaction or transactions own less than a majority of the voting power of the surviving corporation following the transaction or transactions.

Each Warrant contains a customary beneficial ownership limitation of 9.99%, which may be adjusted by the holder on 61 days’ notice to the Company.

The description of the Warrants for the August 20, 2020 transactions as set forth above is qualified in its entirety by reference to the form of Warrant which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020.

August 21, 2020 Transactions

On August 21, 2020, the Company entered into another SPA with HUSH Holding Company Inc. (“HUSH”), pursuant to which the Company agreed to issue and sell to HUSH 2,162,162 shares of Common Stock, at a price per share equal to $9.25, for an aggregate purchase price of $19,999,998.50 and issued to HUSH a Warrant to acquire 540,541 shares of Common Stock, an exercise price of $9.25 per share, subject to adjustment as set forth therein.

The transactions under the HUSH SPA closed on August 21, 2020, and the shares of Common Stock and HUSH Warrant as set forth above were sold and issued on that date.

The terms and conditions of the HUSH Warrant are substantially similar to the Warrant as described above for the August 20, 2020 transactions. The terms and conditions of the HUSH SPA are substantially similar to the SPAs as described above for the August 20, 2020 transactions, other than the HUSH SPA does not provide for a cost and expense reimbursement to HUSH.

The description of the HUSH SPA and the HUSH Warrant as set forth above is qualified in its entirety by reference to the forms of SPA and Warrant, respectively, which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020.

August 24, 2020 Transactions

On August 24, 2020, the Company entered into two additional SPAs with two different and unrelated purchasers, pursuant to which the Company agreed to issue and sell to the purchasers an aggregate of 232,216 shares of Common Stock at a purchase price of $9.25 per share, resulting in total purchase price payable to the Company of $2,147,998.00, and issued to the purchasers nine separate Warrants to acquire a total of 58,054 shares of Common Stock.

The purchasers, and the number of shares of Common Stock and the number of shares underlying each of their respective Warrants, are as follows:

●	Zweig-DiMenna Partners, L.P.: 216,216 shares of Common Stock, for a purchase price of $1,999,998.00, and a Warrant to acquire 54,054 shares of Common Stock.

●	Richard Harris: 16,000 shares of Common Stock, for a purchase price of $148,000.00, and a Warrant to acquire 4,000 shares of Common Stock.

The transactions under these SPAs closed on August 24, 2020, and the shares of Common Stock and Warrants as set forth above were sold and issued on that date.

The terms and conditions of the August 24, 2020 Warrants are substantially similar to the Warrant as described above for the August 20, 2020 transactions. The terms and conditions of the August 24, 2020 SPAs are substantially similar to the SPAs as described above for the August 20, 2020 transactions, other than the August 24, 2020 SPAs do not provide for a cost and expense reimbursement to the respective purchaser.

The description of the August 24, 2020 SPAs and the August 24, 2020 Warrants as set forth above is qualified in its entirety by reference to the forms of SPA and Warrant, respectively, which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020.

August 25, 2020 Transactions

On August 25, 2020, the Company entered into five additional SPAs with five different and unrelated purchasers, pursuant to which the Company agreed to issue and sell to the purchasers an aggregate of 337,834 shares of Common Stock at a purchase price of $9.25 per share, resulting in total purchase price payable to the Company of $3,124,964.50, and issued to the purchasers five separate Warrants to acquire a total of 84,456 shares of Common Stock.

The purchasers, and the number of shares of Common Stock and the number of shares underlying each of their respective Warrants, are as follows:

●	FUBO11PK LLC: 100,000 shares of Common Stock, for a purchase price of $925,000.00, and a Warrant to acquire 25,000 shares of Common Stock.

●	Lucia Ballestrin: 10,810 shares of Common Stock, for a purchase price of $99,992.50, and a Warrant to acquire 2,702 shares of Common Stock.

●	Delfina Gonzalez Balcarce: 10,810 shares of Common Stock, for a purchase price of $99,992.50, and a Warrant to acquire 2,702 shares of Common Stock.

●	Cipayo LTD: 86,486 shares of Common Stock, for a purchase price of $799,995.50, and a Warrant to acquire 21,621 shares of Common Stock.

●	Neil S. Hirsch: 108,108 shares of Common Stock, for a purchase price of $999,999.00, and a Warrant to acquire 27,027 shares of Common Stock.

●	Alejandro Suaya: 10,810 shares of Common Stock, for a purchase price of $99,992.50, and a Warrant to acquire 2,702 shares of Common Stock.

●	Steven N. Rappaport: 10,810 shares of Common Stock, for a purchase price of $99,992.50, and a Warrant to acquire 2,702 shares of Common Stock.

The transactions under these SPAs closed on August 25, 2020, and the shares of Common Stock and Warrants as set forth above were sold and issued on that date.

The terms and conditions of the August 25, 2020 Warrants are substantially similar to the Warrant as described above for the August 20, 2020 transactions. The terms and conditions of the August 25, 2020 SPAs are substantially similar to the SPAs as described above for the August 20, 2020 transactions, other than the August 25, 2020 SPAs do not provide for a cost and expense reimbursement to the respective purchaser.

The description of the August 25, 2020 SPAs and the August 25, 2020 Warrants as set forth above is qualified in its entirety by reference to the forms of SPA and Warrant, respectively, which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020.

Item 3.02. Unregistered Sales of Equity Securities.

Please see Item 1.01 above, which is incorporated herein by reference.

The Company claims an exemption from the registration requirements of the Securities Act of 1933 for the private placement of these securities pursuant to Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder because, among other things, the transaction did not involve a public offering, the recipients are accredited investors, the recipients acquired the securities for investment and not resale, and the Company took appropriate measures to restrict the transfer of the securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

fuboTV Inc.

Date: August 26, 2020	By:	/s/ David Gandler
	Name:	David Gandler